Exhibit 99.7

RIGHTS CERTIFICATE:	NUMBER OF RIGHTS

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH

IN THE COMPANY’S PROSPECTUS SUPPLEMENT (AND ACCOMPANYING PROSPECTUS)

DATED NOVEMBER 19, 2018 (THE “PROSPECTUS”) AND ARE INCORPORATED HEREIN BY REFERENCE.

COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM D.F. KING & CO., INC., THE INFORMATION AGENT.

XOMA Corporation

Incorporated under the laws of the State of Delaware

NON - TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing Non - Transferable Subscription Rights to Purchase Shares of Common Stock of XOMA Corporation

Subscription Price:    $13.00 per Share

THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME,

ON DECEMBER 14, 2018, UNLESS EXTENDED BY THE COMPANY

REGISTERED

OWNER:

THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of non-transferable subscription rights (“Rights”) set forth above. Each whole Right entitles the holder thereof to subscribe for and purchase one share of Common Stock, with a par value of $0.0075 per share, of XOMA Corporation, a Delaware corporation, at a subscription price of $13.00 per share (the “Subscription Right”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus and the “Instructions as to Use of XOMA Corporation Subscription Rights Certificates” accompanying this Subscription Rights Certificate. As more fully described in the Prospectus, any holder of more than 9.9% of the outstanding number of shares of the Common Stock may instead elect to instead purchase non-voting Series Y Preferred Stock. The Rights represented by this Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side hereof and by retuning the full payment of the subscription price for each share of Common Stock in accordance with the “Instructions as to Use of XOMA Corporation Subscription Rights Certificates” that accompany this Subscription Rights Certificate.

This Subscription Rights Certificate is not valid unless countersigned by the subscription agent and registered by the registrar. Witness the signatures of XOMA Corporation’s duly authorized officers.

Dated: November 19, 2018

Chief Executive Officer	Chief Financial Officer

DELIVERY OPTIONS FOR SUBSCRIPTION RIGHTS CERTIFICATE

Delivery other than by mail, hand or overnight courier to the address listed below will not constitute valid delivery.

American Stock Transfer & Trust Company, LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

FORM 1-EXERCISE OF SUBSCRIPTION RIGHTS

To subscribe for shares pursuant to your Subscription Right, please complete line (a) OR (b) and sign under Form 3 below.

EXERCISE OF SUBSCRIPTION RIGHT:

(a) I apply for	shares x $ 13.00	=	$
(no. of new shares)	(subscription price)		(amount enclosed)

(b) FOR HOLDERS OF GREATER THAN 9.9% OF THE OUTSTANDING NUMBER OF COMMON SHARES:

I apply for	shares x $ 13,000.00	=	$
(no. of new shares)	(subscription price)		(amount enclosed)

[NOTE: If you are NOT a holder of greater than 9.9% of the outstanding common shares and you apply to purchase shares of non-voting Series Y Preferred Stock, you will not receive any, but will instead receive an equivalent number of shares of common stock (on an as-converted basis) in consideration for the same purchase price.]

METHOD OF PAYMENT (CHECK ONE)

☐	Check or bank draft payable to “American Stock Transfer & Trust Company, LLC as Subscription Agent.”

☐

Wire transfer of immediately available funds directly to the account maintained by American Stock Transfer & Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA #021000021, Account # 530-354616 American Stock Transfer FBO XOMA Corporation, with reference to the rights holder’s name.

FORM 2-DELIVERY TO DIFFERENT ADDRESS

Unless specifically requested, shares of Common Stock will be issued in book entry form. If you wish for the Common Stock underlying your subscription rights, to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign under Form 3 and have your signature guaranteed under Form 4.

FORM 3-SIGNATURE

TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of shares indicated above on the terms and conditions specified in the Prospectus. I agree to cooperate with the Company and provide to the Company any and all information requested by the Company in connection with the exercise of the rights granted in the previous sentence.

Signature(s):

IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever.

FORM 4-SIGNATURE GUARANTEE

This form must be completed if you have completed any portion of Form 2.

Signature Guaranteed:

(Name of Bank or Firm)

By:
(Signature of Officer)

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

FOR INSTRUCTIONS ON THE USE OF XOMA CORPORATION SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT D.F. KING & CO., INC., 48 WALL STREET, NEW YORK, NY 10005, THE INFORMATION AGENT, AT 212-269-5550 OR 866-721-1324